Exhibit 99.1

Demandware Announces Second Quarter 2015 Financial Results

36% Subscription Revenue Growth, 43% Growth on a Constant Currency Basis

BURLINGTON, Mass.--(BUSINESS WIRE)--August 4, 2015--Demandware®, Inc. (NYSE: DWRE), the industry-leading provider of enterprise cloud commerce solutions, today announced financial results for its second quarter ended June 30, 2015.

Second Quarter Highlights

  Subscription revenue for the second quarter was $44.2 million, a 36% year over year increase from $32.5 million in the second quarter of 2014
  295 live customers at June 30, 2015, an increase of 31% from 226 last year
  1,316 live sites at June 30, 2015, an increase of 42% from 924 last year
  Conducted XChange Customer Conferences in North America and Europe
  Named Kathleen Patton as Demandware General Counsel

“In the second quarter, we continued to execute our strategy and were pleased with our operational performance,” stated Tom Ebling, Chief Executive Officer, Demandware. “We were thrilled not only with the strong momentum of our digital solution, but also with the increased traction of our predictive email and order management solutions in new and existing customers. Retailers are increasingly looking for a single view into both the consumer and across the enterprise organization. With our strategic moves in 2015, we are well positioned to deliver the industry’s first enterprise unified commerce platform in the cloud.”

“Kathleen has served as our Associate General Counsel since 2012. Given her deep understanding of our company, our clients and our strategy, she is a great addition to the executive leadership team,” continued Mr. Ebling.

  Demandware signed significant new customers during the quarter including At Home Stores, Brookstone, Cortefiel, SA, Design Within Reach, Furniture Village, The Jewellery Channel, Stonewall Kitchen, and V&D B.V.
  Leading retailers such as American Giant, Ganni, John Hardy, Kase World Wide, L.L.Bean International and Linelux SA launched initial sites on the Demandware Commerce Cloud.
  Existing customers like L’Oreal, Perry Ellis, Samsonite, Sandro, Vestis Retail Group (EMS) and Wolverine Worldwide expanded their operations on the platform launching additional commerce sites.

“We were pleased that our cloud platform and innovative solutions empowered our customers to expand their operations and grow their businesses,” stated Tim Adams, Demandware Chief Financial Officer. “In addition, our investments in sales and marketing continued to demonstrate results with new large enterprise scale and mid market customers. Our success increased our average annual contract value (ACV) for new clients to approximately $540,000 in the second quarter.”

Total revenue for the second quarter was $53.9 million, a 47% increase over $36.7 million in the second quarter of 2014. Our GAAP net loss for the second quarter of 2015 was $20.0 million, or $(0.56) per share, as compared to a net loss of $8.5 million, or $(0.25) per share, for the second quarter of 2014. Non-GAAP net loss for the second quarter of 2015 was $6.2 million, or $(0.17) per share, as compared to non-GAAP net loss of $53,000, or $(0.00) per share, for the second quarter of 2014.(1)

At June 30, 2015, we had $186.8 million in cash, cash equivalents and short term investments on the balance sheet, as compared to $243.7 million at December 31, 2014.

(1) Non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share excludes expenses related to stock-based compensation, contingent compensation expense related to acquisitions, amortization of intangible assets related to acquisitions and the non-cash tax benefit associated with the acquisition of Tomax in January 2015.

Quarterly Conference Call

To access the call which will take place today at 8:30 a.m. ET, please dial (866) 318-8620 in the U.S. or +1 (617) 399-5139 internationally. The Passcode for the call is: 37947284. A live webcast of the call will also be available on the investor relations section of the company’s website. An audio replay will be available for one week following the conclusion of the call through August 11, 2015. The replay number is (888) 286-8010 in the U.S. or +1 (617) 801-6888 internationally. The Passcode for the replay is: 47592508. The replay will also be available as a webcast on Demandware’s Investor Relations website.

About Demandware

Demandware, the category defining leader of enterprise cloud commerce solutions, empowers the world’s leading retailers to continuously innovate in our complex, consumer-driven world. Demandware’s open cloud platform provides unique benefits including seamless innovation, the LINK ecosystem of integrated best-of-breed partners, and community insight to optimize customer experiences. These advantages enable Demandware customers to lead their markets and grow faster. For more information, visit www.demandware.com, call +1-888-553-9216 or email info@demandware.com.

Forward-looking Statements

This release contains forward-looking statements, including statements regarding Demandware's future financial performance, market growth, the demand for Demandware's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Demandware's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Demandware's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Demandware disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solution; the seasonality of our business; our ability to manage our growth; the variance of our business from quarter to quarter; the continued growth of the market for digital commerce software; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Demandware’s latest Quarterly Report on Form 10-Q filed with the SEC.

Non-GAAP Financial Measures

Demandware has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Demandware uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Demandware’s ongoing operational performance. Demandware believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Demandware's industry, many of which present similar non-GAAP financial measures to investors to help investors better understand the ongoing operating performance of the business. Non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share exclude amortization expenses related to stock-based compensation, contingent compensation expense related to acquisitions, amortization of intangible assets and the non-cash tax benefit related to our acquisitions. Stock-based compensation is often difficult to predict and often excluded by other companies to help investors understand the operational performance of their business. Non-GAAP financial measures that the Company uses may differ from measures that other companies may use. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Demandware, Inc.
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	June 30, 2015	December 31, 2014
ASSETS

Current assets:
Cash and cash equivalents	$118,160	$158,827
Short-term investments	68,598	84,880
Accounts receivable, net of allowance for doubtful accounts	44,234	42,441
Prepaid expenses and other current assets	10,526	8,564
Total current assets	241,518	294,712

Property and equipment, net	24,929	14,028
Intangible assets, net	24,290	10,266
Goodwill	60,034	24,379
Other assets	2,671	1,785
Total assets	$353,442	$345,170

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$3,213	$3,581
Accrued expenses	25,557	24,871
Deferred revenue	26,693	22,799
Other current liabilities	3,662	282
Total current liabilities	59,125	51,533

Long-term liabilities:
Deferred revenue	14,265	12,168
Other long-term liabilities	2,567	1,424
Total liabilities	75,957	65,125

Redeemable noncontrolling interest	663	823

Stockholders' equity:
Common stock	359	353
Additional paid-in capital	415,013	391,896
Treasury stock, at cost	(137)	(137)
Accumulated other comprehensive loss	(632)	(352)
Accumulated deficit	(137,781)	(112,538)
Total stockholders' equity	276,822	279,222
Total liabilities, redeemable noncontrolling interest and stockholders' equity	$353,442	$345,170

Demandware, Inc.
Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenue:
Subscription	$44,174	$32,505	$87,422	$62,410
Services and other	9,684	4,241	16,712	6,910
Total revenue	53,858	36,746	104,134	69,320

Cost of revenue:
Subscription	9,712	6,266	18,585	11,700
Services and other	6,575	3,739	12,745	7,213
Total cost of revenue	16,287	10,005	31,330	18,913

Gross profit	37,571	26,741	72,804	50,407

Operating expenses:
Sales and marketing	29,026	17,621	50,335	34,104
Research and development	16,504	8,040	30,187	15,011
General and administrative	12,191	9,444	23,595	17,756
Total operating expenses	57,721	35,105	104,117	66,871

Loss from operations	(20,150)	(8,364)	(31,313)	(16,464)

Other income:
Interest income	92	75	191	141
Interest expense	-	(30)	-	(83)
Other income	90	22	279	11

Other income, net	182	67	470	69
Loss before income taxes	(19,968)	(8,297)	(30,843)	(16,395)
Income tax provision (benefit)	139	227	(5,456)	492

Net loss	$(20,107)	$(8,524)	$(25,387)	$(16,887)
Net loss attributable to noncontrolling interest	(86)	-	(144)	-
Net loss attributable to Demandware	$(20,021)	$(8,524)	$(25,243)	$(16,887)

Net loss per share attributable to Demandware, basic and dilutive	$(0.56)	$(0.25)	$(0.71)	$(0.49)

Weighted average common shares outstanding, basic and dilutive	35,718	34,712	35,540	34,562

Demandware, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,107)	$(8,524)	$(25,387)	$(16,887)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	3,034	1,645	5,772	2,943
Consulting expense settled with a restricted stock unit award	269	77	555	77
Bad debt expense	174	-	571	269
Stock-based compensation	9,730	7,334	16,786	13,001
Deferred income taxes	(170)	-	(5,977)	-
Amortization of premium on marketable securities	101	226	202	356
Other non-cash reconciling items	(35)	64	60	43
Changes in operating assets and liabilities:
Accounts receivable	(4,580)	(1,603)	7,082	3,802
Prepaid expenses and other current assets	963	563	(773)	(5,284)
Other long term assets and liabilities	1,832	1,146	3,341	(2,205)
Accounts payable	823	735	130	285
Accrued expenses	7,202	(955)	(2,011)	(2,473)
Deferred revenue	572	1,267	1,403	1,823
Net cash (used in) provided by operating activities	(192)	1,975	1,754	(4,250)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(6,482)	(1,898)	(13,291)	(8,283)
Purchase of marketable securities	(26,562)	(45,372)	(51,131)	(82,275)
Sale and maturity of marketable securities	38,294	13,725	71,486	30,950
Acquisition, net of cash acquired	-	-	(54,733)	(12,136)
Net cash provided by (used in) investing activities	5,250	(33,545)	(47,669)	(71,744)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares purchased under Employee Stock Purchase Plan	803	643	803	643
Proceeds from exercise of stock options	2,803	1,368	4,980	4,716
Payments of equipment notes	-	(611)	-	(1,221)
Payments of software financing agreement	-	-	-	(766)
Net cash provided by financing activities	3,606	1,400	5,783	3,372

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	196	(11)	(535)	(4)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,860	(30,181)	(40,667)	(72,626)
CASH AND CASH EQUIVALENTS — Beginning of period	109,300	199,980	158,827	242,425
CASH AND CASH EQUIVALENTS — End of period	$118,160	$169,799	$118,160	$169,799

Demandware, Inc.
Stock Based Compensation Expense
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Cost of subscription revenue	$267	$167	$490	$300
Cost of services revenue	885	516	1,512	909
Sales and marketing	2,990	1,974	5,257	3,467
Research and development	3,032	1,795	4,899	3,331
General and administration	2,556	2,882	4,628	4,994
	$9,730	$7,334	$16,786	$13,001

Demandware, Inc.
Contingent Compensation Expense Related to Acquisitions
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Sales and marketing	$1,137	$436	$2,181	$762
Research and development	1,911	436	3,638	762
	$3,048	$872	$5,819	$1,524

Demandware, Inc.
Amortization Expense Related to Acquired Intangible Assets
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Cost of subscription revenue	$1,102	$228	$2,154	$402
Sales and marketing	123	37	222	74
	$1,225	$265	$2,376	$476

Demandware, Inc.
Non-Cash Taxes
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Non-cash tax (benefit)	$(215)	$-	$(6,088)	$-

Demandware, Inc.
Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures
(unaudited; in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Reconciliation between GAAP operating (loss) and non-GAAP operating (loss) income:
GAAP operating (loss)	$(20,150)	$(8,364)	$(31,313)	$(16,464)
Add back:
Stock-based compensation	9,730	7,334	16,786	13,001
Contingent compensation expense related to acquisitions	3,048	872	5,819	1,524
Amortization expense related to acquired intangible assets	1,225	265	2,376	476
Non-GAAP operating (loss) income	(6,147)	107	(6,332)	(1,463)

Numerator:
Reconciliation between GAAP net loss attributable to Demandware and non-GAAP net loss:
GAAP net loss attributable to Demandware	$(20,021)	$(8,524)	$(25,243)	$(16,887)
Add back:
Stock-based compensation	9,730	7,334	16,786	13,001
Contingent compensation expense related to acquisitions	3,048	872	5,819	1,524
Amortization expense related to acquired intangible assets	1,225	265	2,376	476
Non-cash tax (benefit) (1)	(215)	-	(6,088)	-
Non-GAAP net loss	(6,233)	(53)	(6,350)	(1,886)

(1) In the first and second quarter of 2015, Demandware recorded a non-cash tax benefit associated with the acquisition of Tomax.

Denominator:
GAAP and Non-GAAP weighted average common shares outstanding, basic and dilutive	35,718	34,712	35,540	34,562

Non-GAAP net loss per share, basic and diluted:	$(0.17)	$(0.00)	$(0.18)	$(0.05)

Reconciliation between GAAP subscription gross margin and non-GAAP subscription gross margin:
Subscription revenue	$44,174	$32,505	$87,422	$62,410
Cost of subscription revenue	9,712	6,266	18,585	11,700
Subscription gross profit	34,462	26,239	68,837	50,710
Add back:
Stock-based compensation allocated to cost of subscription revenue	267	167	490	300
Amortization expense related to acquired intangible assets allocated to cost of subscription revenue	1,102	228	2,154	402
Non-GAAP Subscription Gross Profit	35,831	26,634	71,481	51,412
Non-GAAP Subscription Gross Margin	81%	82%	82%	82%

Reconciliation between GAAP total gross margin and non-GAAP total gross margin:
Total revenue	$53,858	$36,746	$104,134	$69,320
Total cost of revenue	16,287	10,005	31,330	18,913
Gross profit	37,571	26,741	72,804	50,407
Add back:
Stock-based compensation allocated to cost of revenue	1,152	683	2,002	1,209
Amortization expense related to acquired intangible assets allocated to cost of revenue	1,102	228	2,154	402
Non-GAAP Total Gross Profit	39,825	27,652	76,960	52,018
Non-GAAP Total Gross Margin	74%	75%	74%	75%

CONTACT:
Investor Relations Contact:
Erica Smith
Vice President, Investor Relations, Demandware
Office: 781-425-1222
Email: esmith@demandware.com